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                                                                   EXHIBIT 10.16


                                                                  EXECUTION COPY


                              AMENDED AND RESTATED

                          COPYRIGHT SECURITY AGREEMENT


         AMENDED AND RESTATED COPYRIGHT SECURITY AGREEMENT, dated as of January 22, 2003, among FINLAY FINE JEWELRY CORPORATION, a Delaware corporation ("Borrower"), FINLAY JEWELRY, INC., a Delaware corporation, ("Finlay") , Finlay Merchandising & Buying, Inc., a Delaware corporation ("Finlay Merchandising") and eFinlay, Inc., a Delaware corporation ("eFinlay"); (Borrower, Finlay, Finlay Merchandising and eFinlay are sometimes collectively referred to herein as "Grantors" and individually as a "Grantor"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as Agent for Lenders.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Borrower is party to the Amended and Restated Credit Agreement dated as of September 11, 1997, among the Borrower, Finlay Enterprises, Inc. ("Parent"), the Lenders thereunder and Agent (as amended, the "Existing Credit Agreement");

         WHEREAS, the Borrower is party to a Security Agreement and Mortgage-Trademarks, Patents and Copyrights dated as of May 26, 1993 (as amended, the "Borrower Copyright Agreement"), in favor of the Agent;

         WHEREAS, Finlay is party to a Security Agreement and Mortgage-Trademarks, Patents and Copyrights dated as of May 26, 1993 (as amended, the "Finlay Copyright Agreement", together with the Borrower Trademark Agreement, the "Existing Copyright Agreements"), in favor of the Agent;

         WHEREAS, the Borrower, the Parent, the Lenders and the Agent have agreed to amend and restate the Existing Credit Agreement on terms set forth in the Second Amended and Restated Credit Agreement, dated as of the date hereof (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), among the Borrower, the Parent, the Lenders, the Agent and Fleet Precious Metals, Inc., as Documentation Agent, pursuant to which the Lenders have agreed to continue to make secured revolving credit advances to the Borrower from time to time;

         WHEREAS, the Borrower and the Agent have agreed to amend and restate the Existing Copyright Agreements to permit the foregoing on the terms set forth in this Agreement;

         WHEREAS, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities under the Existing Copyright Agreements or evidence payment of all or any of such obligations and liabilities, that this Agreement amend and restate in its entirety the Existing Copyright Agreements, and that from and after the effectiveness of this agreement the Existing Copyright Agreements be of no further force or effect except as to


                    (C) Copyright 2002. All rights reserved.


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evidence the granting of the liens thereunder, the incurrence of the obligations of the parties thereto and the representations and warranties made thereunder;

         WHEREAS, Agent and Lenders are willing to make secured revolving credit advances to the Borrower and to incur Letter of Credit Obligations as provided for in the Credit Agreement, but only upon the condition, among others, that each Grantor shall have executed and delivered to Agent, for itself and the ratable benefit of Lenders, that certain Amended and Restated Security Agreement dated as of the date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Security Agreement");

         WHEREAS, pursuant to the Security Agreement, each Grantor is required to execute and deliver to Agent, for itself and the ratable benefit of Lenders, this Copyright Security Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

         1 DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement.

         2 GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby grants to Agent, on behalf of itself and Lenders, a continuing first priority security interest in all of Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Copyright Collateral"):

               (a) all of its Copyrights and Copyright Licenses to which it is a party including those referred to on Schedule I hereto;

               (b) all reissues, continuations or extensions of the foregoing;
      and

               (c) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future infringement or dilution of any Copyright or any Copyright licensed under any Copyright License.

         3 SECURITY AGREEMENT. The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to Agent, on behalf of itself and Lenders, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.


                            [signature page follows]

                                        2

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         IN WITNESS WHEREOF, Grantor has caused this Amended and Restated
Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                  FINLAY FINE JEWELRY CORPORATION

                                  By: /s/ Bruce E. Zurlnick
                                      ---------------------------------
                                  Name: Bruce E. Zurlnick
                                        -------------------------------
                                  Title: Sr. V.P., Treas., & CFO
                                         ------------------------------


                                  FINLAY JEWELRY, INC.

                                  By: /s/ Bruce E. Zurlnick
                                      ---------------------------------
                                  Name: Bruce E. Zurlnick
                                        -------------------------------
                                  Title: Sr. V.P., Treas., & CFO
                                         ------------------------------


                                  Finlay Merchandising & Buying, Inc.

                                  By: /s/ Bonni G. Davis
                                      ---------------------------------
                                  Name: Bonni G. Davis
                                        -------------------------------
                                  Title: V.P., Sec., & General Counsel
                                         ------------------------------


                                  eFINLAY, INC.

                                  By: /s/ Bonni G. Davis
                                      ---------------------------------
                                  Name: Bonni G. Davis
                                        -------------------------------
                                  Title:V.P., Sec., & General Counsel
                                        -------------------------------






                [Signature page to Copyright Security Agreement]

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ACCEPTED AND ACKNOWLEDGED BY:


GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent


By: /s/ Charles Chiodo
    ---------------------------------
Name: Charles Chiodo
      -------------------------------
Title: Duly Authorized Signatory
       ------------------------------













                [Signature page to Copyright Security Agreement]